FIRST INVESTORS CASH MANAGEMENT FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 1996
                            AS AMENDED JULY 22, 1996

The following should be added to "Additional Exchange and Redemption Information and Other Services:"

         SUPER CHECKING  PROGRAM.  If you are a Class A shareholder you can have
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monies  in  your  Fund  account  automatically  transferred  or  "swept"  into a non-interest bearing bank account ("Bank Account") with First Financial Savings Bank, S.L.A. ("First Financial"), an affiliate of the Funds. On any day when the available balance of your Bank Account falls below $1,000 as a result of withdrawals, a sufficient number of Fund shares in increments of $100 will be redeemed and the proceeds swept into your Bank Account to bring your Bank Account balance to $1,000. On any day when the available balance of your Bank Account equals or exceeds $1,100, First Financial will sweep funds in increments of $100 into your Fund account for the purchase of Fund shares. Deposits can only be made to your Bank Account by means of electronic fund transfer or federal funds wire. Checks sent to First Financial will be used for the purchase of shares in your Fund account. Investments in your Fund account will not be available for a fifteen-day period commencing on the day after your purchase of Fund shares. You will receive a monthly statement listing Fund shares purchased during that period. While funds in your Bank Account are insured by the FDIC, shares in your Fund account are not insured by the FDIC or guaranteed by First Financial. These shares are subject to investment risks including the possible loss of principal invested. See the Super Checking Account and Sweep Agreement for a list of charges which may be levied against your Bank Account by First Financial.

                                                                 January 6, 1997
FIMM197